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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 20, 1998, included in this Form 10-K, into NGC Corporation's previously filed registration statements on Form S-8 (File Nos. 33-75044, 33-96394 and 333-20773) and Form S-3 (File No. 333-12987).



                                        ARTHUR ANDERSEN LLP



Houston, Texas
March 30, 1998